               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    THE R.O.C. TAIWAN FUND
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND                                           May  [  ], 2003
c/o Citigate Financial Intelligence, 62 West 45th Street, 4th Floor, New York, New York 10036,
Telephone: 1-800-343-9567

Dear Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust'), which will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 24, 2003, at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Meeting, shareholders will:

     (i) Elect three trustees, each to serve for a term expiring on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof; and

    (ii) Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

    The Board of Trustees recommends that you vote for the nominees for trustee named in the accompanying Proxy Statement and against proposal (ii).

    Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

    If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (ii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as shareholders.

    Time will be provided during the Meeting for discussion, and shareholders present will have an opportunity to ask questions about matters of interest to them.

                                 Respectfully,

                 Chi-Chu Chen                                   Michael Ding
                 Chi-Chu Chen                                   Michael Ding
                   Chairman                                      President


IMPORTANT MATTERS WILL BE CONSIDERED, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF A QUORUM, AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

                             THE R.O.C. TAIWAN FUND

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 2003

To the Shareholders of
The R.O.C. Taiwan Fund:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust') will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 24, 2003 at 9:30 a.m., New York City time, for the following purposes:

    1. To elect three trustees, each to serve for a term expiring on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof.

    2. To consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Trustees of the Trust has fixed the close of business on Monday, May 5, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

    You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                               BY ORDER OF THE BOARD OF TRUSTEES


                                               Peggy Chen, Secretary


May [  ], 2003

                             THE R.O.C. TAIWAN FUND
                                PROXY STATEMENT


                                  INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board of Trustees' or the 'Board') of The R.O.C. Taiwan Fund (the 'Trust') for use at the Annual Meeting (the 'Meeting') of holders (the 'Shareholders') of shares of beneficial interest of the Trust (the 'Shares') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 24, 2003 at 9:30 a.m., New York City time, and at any adjournment thereof.

    This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about May [ ], 2003. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Marc E. Perlmutter, Assistant Secretary of the Trust, at the Trust's address at c/o Citigate Financial Intelligence, 62 West 45th Street, 4th Floor, New York, New York 10036) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 23, 2003 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named and against proposal II described below in this Proxy Statement.

    The Board of Trustees has fixed the close of business on Monday, May 5, 2003 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of trustees.

    As of the record date, the Trust had outstanding 32,698,976 Shares. Abstentions and 'non-votes' will be counted as present for all purposes in determining the existence of a quorum. (A 'non-vote' occurs when a nominee (typically, a broker-dealer) holding shares for a beneficial owner attends a meeting with respect to such shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.) One third of the Trust's outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting will be required at the Meeting to elect the nominees for election as trustees. Proposal II below would require for its adoption the affirmative vote of a majority of all outstanding Shares.

    Abstentions and 'non-votes' will not have the effect of votes in opposition to the election of a trustee. However, because proposal II below would require for its adoption the affirmative vote of a majority of all outstanding Shares, abstentions and 'non-votes' will have the effect of votes in opposition to the adoption of proposal II.

    International Investment Trust Company Limited, the investment adviser and manager of the Trust (the 'Adviser'), knows of no business other than that mentioned in proposals I and II below that will be presented for consideration at the Meeting. If any other matter is properly presented, the persons named in the enclosed proxy will vote in accordance with their discretion. However, no business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting without the approval of the Board of Trustees.

    The Adviser's address is 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China. The address of Citigate Financial Intelligence, which provides certain administrative services for the Trust, is 62 West 45th Street, 4th Floor, New York, New York 10036.

                         BENEFICIAL OWNERSHIP OF SHARES

    The following table provides information, as of May [ ], 2003, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Adviser or the Trust to be the beneficial owner of more than 5% of the Shares outstanding, (ii) each of the Trust's trustees or trustee nominees,
(iii) each executive officer of the Trust and (iv) all trustees, trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.


----------------------------------------------------------------------------------------------------
                    Name and Address of                      Amount and Nature of
                     Beneficial Owner                        Beneficial Ownership   Percent of Class
----------------------------------------------------------------------------------------------------
Lazard Freres & Co. LLC ('Lazard')                                 4,352,500(1)           13.3%
30 Rockefeller Plaza
New York, New York 10020
U.S.A.

Laxey Partners Limited ('Laxey')                                   4,010,000(2)           12.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

Colin Kingsnorth                                                   4,010,000(2)           12.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

Andrew Pegge                                                       4,010,000(2)           12.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

UBS AG ('UBS')                                                     3,214,600(3)            9.8%
Bahnhofstrasse 45
8021, Zurich
Switzerland

Sarasin Investmentfonds SICAV ('Sarasin')                          1,988,947(4)            6.1%
14 rue Aldringen
L-1118 Luxembourg
Grand Duchy of Luxembourg

Alex Hammond-Chambers                                                  7,500            *
29 Rutland Square
Edinburgh EH1 2BW
U.K.


----------------------------------------------------------------------------------------------------
                    Name and Address of                      Amount and Nature of
                     Beneficial Owner                        Beneficial Ownership   Percent of Class
----------------------------------------------------------------------------------------------------
Pedro-Pablo Kuczynski                                                  2,300            *
2665 S. Bayshore Drive
Suite 1101
Coconut Grove, Florida 33133
U.S.A.

All trustees, trustee nominees and executive officers as a             9,800            *
group
----------------------------------------------------------------------------------------------------

 *  Less than 1%

(1) Based upon information derived from the records of the Trust and confirmed by Lazard on April 15, 2003. Lazard also filed a Statement on Schedule 13G on February 18, 2003 declaring that it held sole voting and sole dispositive power over 3,944,300 Shares as of December 31, 2002.

(2) Based upon information provided by Laxey and Messrs. Kingsnorth and Pegge in a Statement on Schedule 13D filed on January 27, 2003 with respect to ownership as of January 23, 2003. In that Statement it was reported that Messrs. Kingsnorth and Pegge control Laxey, and that Laxey and Messrs. Kingsnorth and Pegge hold shared voting and shared dispositive power over
    (i) 974,000 Shares by virtue of their discretionary authority over certain accounts managed for unaffiliated third parties in which such Shares are held, (ii) 1,000 Shares by virtue of their beneficial ownership of such Shares and (iii) 3,035,000 Shares by virtue of their position as investment manger for each of The Value Catalyst Fund, which holds 974,850 Shares, Laxey Investors Limited, which holds 10,000 Shares, LP Value Limited, which holds 974,000 Shares, Laxey Universal Value, LP, which holds 700,000 Shares, and Laxey Investors, L.P., which holds 376,160 Shares.

(3) Based upon information derived from the records of the Trust and confirmed by UBS on April 16, 2003.

(4) Based upon information derived from the records of the Trust and confirmed by Sarasin on April 14, 2003.

                            I. ELECTION OF TRUSTEES

    Prior to the 2002 Annual Meeting of Shareholders (the '2002 Annual Meeting'), there were three vacancies on the Board due to the resignations of Messrs. Pedro-Pablo Kuczynski, Daniel Chiang and Yung-San Lee. At the 2002 Annual Meeting, Mr. Cheng-Cheng Tung was elected to replace Mr. Lee. Subsequent to the 2002 Annual Meeting, two additional trustees on the Board resigned. Mr. Theodore S.S. Cheng, who had served as both chairman and a trustee since the inception of the Trust, resigned in July 2002 in order to devote full attention to other business activities. Mr. Alfred F. Miossi, who had served as a trustee since 1992, retired from the Board at the end of September 2002 in connection with his having reached the age of 80.

    Since the inception of the Trust in 1989, the trustees of the Trust have been divided into three classes, each having a term of three years, with the term of one class expiring each year. The size of the Board was decreased from nine to eight trustees in January 2003, which resulted in two of the Board's three classes consisting of three trustees and one class consisting of two trustees. In connection with the reduction of the size of the Board, the Board of Trustees eliminated the position vacated by Mr. Miossi.

    At a meeting in September 2002, the Board of Trustees exercised its power to appoint new trustees to fill vacancies occurring on the Board and appointed Mr. Chi-Chu Chen as a trustee and as chairman of the Trust. Mr. Chen was appointed to the Board position vacated by Mr. Cheng and will serve for a term expiring on the date of the 2004 Annual Meeting of Shareholders or the special meeting in lieu thereof (when the term of Mr. Cheng would have expired). Mr. Chen was appointed as Chairman of the Adviser in May 2002 and had previously served in various capacities at The International Commercial Bank of China ('ICBC'), an affiliated shareholder of the Adviser, from 1984 to 2002. The Board of Trustees also appointed Mr. Kuczynski, who had resigned from the Board of

Trustees in June 2001 to serve as the Minister of Economy and Finance of Peru, as a trustee. Mr. Kuczynski was appointed to a Board position that had not been filled pending the trustees' identification of a suitable candidate to serve as an independent trustee and will serve for a term expiring on the date of the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof.

    At a meeting in June 2002, the Board of Trustees appointed Mr. Alex Hammond-Chambers as a trustee. Mr. Hammond-Chambers was appointed to the Board position vacated in June 2001 by Mr. Kuczynski (whose term was scheduled to expire at the Meeting) and will, if elected at the Meeting, serve for a term expiring on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Hammond-Chambers worked at Ivory & Sime plc from 1964 to 1991, managing investment companies, and has since become a professional independent director. He serves on the boards of a number of investment companies organized outside of the United States that manage investments throughout the world.

    The other two nominees for election to the Board at the Meeting are Mr. Edward B. Collins and Mr. Cheng-Cheng Tung. Each of Messrs. Collins and Tung currently is a trustee of the Trust and, if reelected, will serve for a term expiring on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof.

    The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of the three nominees listed below as trustees of the Trust. If any nominee should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace such nominee. Proxies may not be voted for a greater number of persons than the number of nominees listed below under 'Information Concerning Nominees.'

INFORMATION CONCERNING NOMINEES

    The following table sets forth certain information concerning each of the nominees for election as a trustee of the Trust.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Business Experience,
                                                                                                      Other Positions with
                                                                                                    Affiliated Persons of the
       Name (Age) and                                                            Principal               Trust and Other
          Address           Position(s) Held     Term of Office and            Occupation(s)          Directorships Held by
         of Nominee          with the Trust    Length of Time Served    During the Past Five Years           Nominee
-----------------------------------------------------------------------------------------------------------------------------
  Interested Nominee*

  Cheng-Cheng Tung (63)     Trustee           Trustee since February    President, United World      Director, Financial
  167 Fu Hsing North Road                     2002 and until the 2003   Chinese Commercial Bank      Information Service Co.,
  Taipei, Taiwan, R.O.C.                      Annual Meeting of         ('UWCCB'), since November    Ltd., since January 2002;
                                              Shareholders or the       2000; General Manager,       Director, UWCCB, since
                                              special meeting in lieu   UWCCB, since 1998;           May 2001; Director,
                                              thereof                   Executive Vice President,    Taipei Smart Card Corp.,
                                                                        UWCCB, 1989-2000             since February 2001

  Non-Interested Nominees

  Edward B. Collins (60)    Trustee           Trustee since 2000 and    Managing Director, China     Director, SCS
  China Vest LLC                              until the 2003 Annual     Vest Group (venture capital  Corporation, since 2002;
  160 Sansome Street                          Meeting of Shareholders   investment), since 1995      Director, MedioStream,
  18th Floor                                  or the special meeting                                 Inc., since 2000;
  San Francisco,                              in lieu thereof                                        Director, Metro 3D,
  California 94104                                                                                   since 1998; Director,
  U.S.A.                                                                                             Halcyon Software
                                                                                                     Corporation, 1999-2001

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Business Experience,
                                                                                                      Other Positions with
                                                                                                    Affiliated Persons of the
       Name (Age) and                                                            Principal               Trust and Other
          Address           Position(s) Held     Term of Office and            Occupation(s)          Directorships Held by
         of Nominee          with the Trust    Length of Time Served    During the Past Five Years           Nominee
-----------------------------------------------------------------------------------------------------------------------------
  Alex Hammond-Chambers     Trustee           Trustee since June 2002   Chairman, Alex Hammond-   Chairman, Close Finsbury
  (60)                                        and until the 2003        Chambers & Company        Global Investment Funds
  29 Rutland Square                           Annual Meeting of         (directorial services),   plc, since 2000; Chairman,
  Edinburgh EH1 2BW                           Shareholders or the       since 1991                Invesco AsiaNET plc, since
  U.K.                                        special meeting in lieu                             2000; Director, Asia
                                              thereof                                             Phoenix Fund Ltd., since
                                                                                                  2000; Chairman, FPK Far
                                                                                                  Eastern Financial Fund
                                                                                                  Ltd., since 1996; Chairman,
                                                                                                  Fidelity Japanese Values
                                                                                                  plc, since 1997 and
                                                                                                  Director since 1994;
                                                                                                  Chairman, Korea
                                                                                                  International Investment
                                                                                                  Fund, since 1996 and
                                                                                                  Director since 1992;
                                                                                                  Chairman, Ivory & Sime
                                                                                                  plc, 1985-1991 and
                                                                                                  Director from 1975 to 1991
-----------------------------------------------------------------------------------------------------------------------------

* This nominee is considered by the Trust's counsel to be an 'interested person,' as that term is defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Trust. Mr. Tung is deemed to be an interested person because of his affiliation with UWCCB, a shareholder of the Adviser.

    Mr. Tung, who is a citizen and a resident of the Republic of China (the 'R.O.C.'), is neither a citizen nor a resident of the United States. There can be no assurance that Mr. Tung will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws. The Trust has been advised by its R.O.C. counsel that an R.O.C. court will enforce liabilities predicated solely upon U.S. securities laws if (i) the court properly obtained jurisdiction,
(ii) there was proper service of process, (iii) the judgment does not contravene public order or good morals and (iv) the judgments of R.O.C. courts are reciprocally recognized by U.S. courts.

INFORMATION CONCERNING OTHER TRUSTEES

    The following table sets forth certain information concerning the trustees of the Trust (other than the trustees who are also nominees referred to above).

-------------------------------------------------------------------------------------------------------
                                                                                    Principal
        Name (Age) and                                                            Occupation(s)
            Address            Position(s) Held     Term of Office and         During the Past Five
          of Trustee            with the Trust    Length of Time Served               Years
-------------------------------------------------------------------------------------------------------

  Interested Trustees*

  Chi-Chu Chen (60)            Trustee and       Trustee since September   Chairman of the Adviser
  167 Fu Hsing North Road      Chairman          2002 and until the 2004   since May 2002; Executive
  Taipei, Taiwan, R.O.C.                         Annual Meeting of         Vice President, ICBC, 1996-
                                                 Shareholders or the       2002
                                                 special meeting in lieu
                                                 thereof; and Chairman
                                                 since September 2002

  Michael Ding (45)            Trustee,          Trustee since 2001 and    President of the Adviser
  167 Fu Hsing North Road      President and     until the 2005 Annual     since February 2001; Senior
  Taipei, Taiwan, R.O.C.       Chief Executive   Meeting of Shareholders   Vice President of the
                               Officer           or the special meeting    Adviser from March 1999 to
                                                 in lieu thereof;          February 2001; Chief
                                                 President and Chief       Economist and Head of
                                                 Executive Officer since   Research, Citicorp
                                                 September 1999            International Securities
                                                                           Ltd., Taipei, Taiwan,
                                                                           1996-99

  Non-Interested Trustees

  Pedro-Pablo Kuczynski (64)   Trustee           Trustee from 1989 to      Minister of Economy and
  2665 S. Bayshore Drive                         June 2001 and since       Finance of Peru from July
  Suite 1101                                     September 2002 and until  2001 to July 2002; President
  Coconut Grove,                                 the 2005 Annual Meeting   and Chief Executive Officer,
  Florida 33133                                  of Shareholders or the    Latin America Enterprise
  U.S.A.                                         special meeting in lieu   Fund Managers, LLC, from
                                                 thereof                   1998 to July 2001 and since
                                                                           July 2002; President and
                                                                           Chief Executive Officer,
                                                                           Latin America Enterprise
                                                                           Capital Corporation, from
                                                                           1995 to July 2001 and since
                                                                           July 2002; President and
                                                                           Chief Executive Officer,
                                                                           Westfield Capital Ltd., from
                                                                           1992 to July 2001 and since
                                                                           July 2002

  David N. Laux (75)           Trustee           Trustee since 1992 and    President, US-Taiwan
  2560 N. 23rd Road                              until the 2004 Annual     Business Forum, since 2000;
  Arlington, Virginia 22207                      Meeting of Shareholders   President, US-ROC (Taiwan)
  U.S.A.                                         or the special meeting    Business Council, 1990-2000
                                                 in lieu thereof

  Robert P. Parker (61)        Trustee           Trustee since 1998 and    Chairman, Parker Price
  44 Montgomery Street                           until the 2005 Annual     Venture Capital, Inc.
  Suite 3800                                     Meeting of Shareholders   (formerly known as Allegro
  San Francisco, California                      or the special meeting    Capital, Inc.), since 1997
  94104                                          in lieu thereof
  U.S.A.

------------------------------------------------------------
                                      Other Business
                                    Experience, Other
                                Positions with Affiliated
        Name (Age) and           Persons of the Trust and
            Address                Other Directorships
          of Trustee                 Held by Trustee
------------------------------------------------------------

  Interested Trustees*

  Chi-Chu Chen (60)            Director, Taian Technologies
  167 Fu Hsing North Road      Corporation, since 2001;
  Taipei, Taiwan, R.O.C.       Director, Cathay Investment
                               & Warehousing Co. S.A.,
                               since 1997; Director,
                               International Commercial
                               Bank of Cathay (Canada),
                               since 1982; Senior Vice
                               President, ICBC, 1984-1996

  Michael Ding (45)            Portfolio Manager of the
  167 Fu Hsing North Road      Trust at the Adviser since
  Taipei, Taiwan, R.O.C.       July 1999; Deputy Portfolio
                               Manager of the Trust at the
                               Adviser from March 1999 to
                               July 1999; Head of Research
                               and Information for the
                               Greater China Region,
                               McKinsey & Co., Ltd.,
                               Taipei, Taiwan, 1994-96;
                               Associate Professor,
                               Graduate School of
                               Management at the National
                               Taiwan University of Science
                               and Technology, 1991-94

  Non-Interested Trustees

  Pedro-Pablo Kuczynski (64)   Director, Tenaris S.A.,
  2665 S. Bayshore Drive       since December 2002;
  Suite 1101                   Chairman of the Board and
  Coconut Grove,               Director, Edelnor S.A.,
  Florida 33133                1996-1999; Director, BHP
  U.S.A.                       Tintaya, 1995-1996;
                               Director, Siderurgica
                               Argentina S.A., 1992-2001;
                               Member of International
                               Advisory Board, Toyota Motor
                               Corporation, 1996-2001;
                               Chairman, First Boston
                               International, and Managing
                               Director, The First Boston
                               Corporation, 1982-1992

  David N. Laux (75)           Chairman and Managing
  2560 N. 23rd Road            Director, American Institute
  Arlington, Virginia 22207    in Taiwan, 1987-90; Director
  U.S.A.                       of Asian Affairs, National
                               Security Council, The White
                               House, 1982-86

  Robert P. Parker (61)        Partner, McCutchen, Doyle,
  44 Montgomery Street         Brown & Enersen, 1988-97
  Suite 3800
  San Francisco, California
  94104
  U.S.A.
------------------------------------------------------------

* These trustees are considered by the Trust's counsel to be 'interested persons' (as defined in the Investment Company Act) of the Trust. Mr. Chen is deemed to be an interested person of the Trust because of his affiliation with the Adviser. Mr. Ding is deemed to be an interested person because of his affiliation with the Adviser and his position as President of the Trust.

    The Board of Trustees of the Trust held four regularly scheduled meetings and one special meeting, and the Audit Committee held two regularly scheduled meetings, during the fiscal year ended December 31, 2002.

    The Trust's Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Chi-Chu Chen, Edward B. Collins and Robert P. Parker. Messrs. Theodore S.S. Cheng and Alfred F. Miossi were members of the Executive Committee until July 2002 and September 2002, respectively. The Executive Committee did not meet during the fiscal year ended December 31, 2002.

    The Board of Trustees has a Nominating Committee, the current members of which are Messrs. Edward B. Collins, Alex Hammond-Chambers, Pedro-Pablo Kuczynski, David N. Laux and Robert P. Parker. Mr. Alfred F. Miossi was a member of the Nominating Committee until September 2002. The Nominating Committee exercises such responsibilities as may be charged to it by the Board of Trustees of the Trust from time to time and will consider, when appropriate, recommendations for trustees submitted by Shareholders. Any such recommendations should be sent to the Trust's Nominating Committee at c/o Citigate Financial Intelligence, 62 West 45th Street, 4th Floor, New York, New York 10036. The Nominating Committee held three meetings during the fiscal year ended
December 31, 2002. At each meeting, the Committee considered candidates to fill one or more of the vacancies on the Board that had occurred since June 2001. The Committee recommended at its meeting in February 2002 that Mr. Cheng-Cheng Tung be appointed to the Board, subject to his also standing for election as a trustee at the 2002 Annual Meeting. The committee recommended at its meeting in June 2002 that Mr. Alex Hammond-Chambers be appointed to the Board. The Committee recommended at its meeting in September 2002 that Messrs. Chi-Chu Chen and Pedro-Pablo Kuczynski be appointed to the Board. See 'Information Concerning Nominees' and 'Information Concerning Other Trustees' above.

AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Trustees has an Audit Committee, the current and former members of which have been and are disinterested trustees of the Trust, as defined in the Investment Company Act, and independent trustees of the Trust, as defined in the rules of the New York Stock Exchange. The responsibilities of the Audit Committee include, among other things, review and recommendation of the selection of the independent public accountants of the Trust, review of financial statements of the Trust prior to their submission to the Board of Trustees and of other accounting matters of the Trust, monitoring the relationship of the Trust with the Adviser and review of the administration of the Adviser's and the Trust's respective Codes of Ethics and the Adviser's Policy and Procedures to Prevent Insider Trading. The Audit Committee held two meetings during the fiscal year ended December 31, 2002 and also met on February 10, 2003. At those meetings the Audit Committee, among other things:

        (i) approved the selection of KPMG LLP ('KPMG') as the Trust's independent public accountants for its 2002 and 2003 fiscal years;

        (ii) reviewed the audited financial statements of the Trust for its 2001 and 2002 fiscal years and discussed those statements with the Trust's management and KPMG;

        (iii) discussed with the Trust's management and KPMG those matters requiring discussion by the Accounting Standards Board's Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

        (iv) received the written disclosures and the letters from KPMG required by the Independence Standards Board's Standard No. 1 as currently in effect;

        (v) reviewed the investment management arrangements between the Trust and the Adviser, including the management fee payable by the Trust to the Adviser; and

        (vi) considered the compatibility of KPMG's independence as the Trust's principal accountants with KPMG's provision of services for the matters in relation to which fees billed by KPMG to the Trust and the Adviser are described in items 2 and 3 under 'Audit Fees' below.

    Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in its Annual Report to Shareholders for the Trust's fiscal year ended December 31, 2002.

                                                Members of the Audit Committee:

                                                Edward B. Collins, Chair
                                                Alex Hammond-Chambers
                                                Pedro-Pablo Kuczynski
                                                David N. Laux
                                                Robert P. Parker


    Representatives of KPMG are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from Shareholders.

AUDIT FEES

    1. Audit Fees. The fees billed by KPMG for the audit of the Trust's financial statements for the fiscal year 2002 and the review of the financial statements that appeared in the Trust's semiannual report to Shareholders were $53,500.

    2. Financial Information Systems Design and Implementation Fees. No fees were billed by KPMG to either the Trust or the Adviser for the fiscal year 2002 for services relating to the design and implementation of the Adviser's hardware and software that aggregate source data underlying the Trust's financial statements or generate information that is significant to the Trust's financial statements taken as a whole.

    3. All Other Fees. The fees billed by KPMG to the Trust and the Adviser with respect to all other services to them for the fiscal year 2002 were $53,360.

OFFICERS OF THE TRUST

    The following table sets forth certain information concerning the officers of the Trust (other than Messrs. Chen and Ding, who are also trustees). The Chairman and the President (Messrs. Chen and Ding, respectively) each holds office until his successor is duly elected and qualified, and all other officers hold office at the direction of the trustees.

---------------------------------------------------------------------------------------------------------------------
   Name (Age) and Address    Position(s) Held with                                    Principal Occupation(s)
         of Officer                the Trust           Length of Time Served         During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
  Peggy Chen (40)           Secretary, Treasurer and  Since 2000                Vice President (Finance) of the
  167 Fu Hsing North Road   Chief Financial Officer                             Adviser since 2000; Manager of
  Taipei, Taiwan, R.O.C.                                                        Finance, Shin Fu Life Insurance Co.,
                                                                                Ltd., from prior to 1998 to 2000

  Dirk Bennett (56)         Assistant Vice President  Since prior to 1998       Manager of Research Department of
  167 Fu Hsing North Road   and Assistant Secretary                             the Adviser since prior to 1998
  Taipei, Taiwan, R.O.C.

  Marc E. Perlmutter (50)   Assistant Vice President  Since prior to 1998       Partner of the law firm of Paul,
  Paul, Weiss, Rifkind,     and Assistant Secretary                             Weiss, Rifkind, Wharton & Garrison
  Wharton & Garrison LLP                                                        LLP, U.S. legal counsel to the
  1285 Avenue of the                                                            Trust, since prior to 1998
  Americas
  New York, New York
  10019-6064
  U.S.A.

  Edwin C. Laurenson (54)   Assistant Vice President  Since prior to 1998       Partner of the law firm of Baker &
  Baker & McKenzie          and Assistant Secretary                             McKenzie since March 2000;
  805 Third Avenue                                                              Securities Counsel to the law firm
  New York, New York 10022                                                      of Paul, Weiss, Rifkind, Wharton &
  U.S.A.                                                                        Garrison LLP, U.S. legal counsel to
                                                                                the Trust, from prior to 1998 to
                                                                                March 2000
---------------------------------------------------------------------------------------------------------------------

TRUSTEE AND OFFICER COMPENSATION

    The compensation received by each trustee of the Trust for the last fiscal year is set forth below. Officers of the Trust receive no renumeration from the Trust.

----------------------------------------------------------------------
                                           Total Compensation
                                            from the Trust
Name                             Position  Paid to Trustees(1)(2)
----------------------------------------------------------------------
Chi-Chu Chen(3)(4)               Trustee              --
Theodore S.S. Cheng(3)(5)        Trustee              --
Edward B. Collins                Trustee             $26,546
Michael Ding(3)                  Trustee              --
Alex Hammond-Chambers(6)         Trustee             $18,841
Pedro-Pablo Kuczynski(7)         Trustee             $ 3,500
David N. Laux                    Trustee             $16,000
Yung-San Lee(3)(8)               Trustee              --
Alfred F. Miossi(9)              Trustee             $11,500
Robert P. Parker                 Trustee             $24,305
Cheng-Cheng Tung(3)              Trustee              --
----------------------------------------------------------------------

(1) The trustees of the Trust do not receive any pension or retirement benefits from the Trust or the Adviser.

(2) With respect to service in 2002, each trustee of the Trust who was not affiliated with the Adviser was entitled to recieve fees, paid by the Trust, of $1,000 for each Board of Trustees meeting or committee meeting attended in person and an annual trustee's fee of $10,000, as well as reimbursement for each Trustee's and his spouse's travel expenses in connection with each Trustee's meeting attendance. The Adviser, which supervises the Trust's investments and pays the compensation and certain expenses of the personnel and certain other interested persons of the Adviser who serve as trustees and/or officers of the Trust, receives an investment advisory fee.

(3) The trustees of the Trust who are officers of the Adviser, or who are otherwise deemed to be 'interested persons' (as defined in the Investment Company Act) of the Adviser, receive no remuneration from the Trust.

(4) Mr. Chen was appointed to the Board of Trustees in September 2002.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(5) Mr. Cheng resigned from the Board of Trustees in July 2002.

(6) Mr. Hammond-Chambers was appointed to the Board of Trustees in June 2002.

(7) Mr. Kuczynski was appointed to the Board of Trustees in September 2002.

(8) Mr. Lee resigned from the Board of Trustees in January 2002.

(9) Mr. Miossi resigned from the Board of Trustees at the end of September 2002.

        II. CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

BACKGROUND AND SUMMARY

    The Trust is registered as a closed-end investment company under the Investment Company Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust's Amended and Restated Declaration of Trust (the 'Declaration of Trust') and By-Laws provide that the Board of Trustees is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the New York Stock Exchange (the 'NYSE') at an average discount from their net asset value ('NAV') of more than 10% during any twelve-week period beginning after the most recent such vote (which in the current case occurred at last year's annual meeting). For these purposes the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances as of the last trading day in each week. The affirmative vote of a majority of the outstanding Shares is required for the adoption of such a resolution.

    By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then the Shareholders have voted on such a resolution seven times, in 1995 and each of the years from 1997 through 2002. In each instance the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by the Shareholders. In the most recent vote, on June 20, 2002, 7.95% of the outstanding Shares were voted in favor of the proposal, 17.54% were voted against, and 74.51% were either not present at the meeting or were not voted on that particular matter.

    After last year's vote, the Shares, like those of most other country funds, continued to trade at a discount. [During each of the twelve-week periods beginning June 23, 2002 and ended May [ ], 2003, the Shares traded at an average discount of greater than 10%.] Such average discount ranged from [17.74]% for the twelve weeks ended [October 18, 2002] to [11.55]% for the twelve weeks ended [March 28, 2003]. Thus, the Board of Trustees is required to submit to the Shareholders the proposal described herein.

    On May [ ], 2003, the most recent trading date before the printing of this Proxy Statement, the Shares' trading price on the NYSE closed at a discount to
NAV of [    ]%. Conversion would eliminate the trading market in the Shares and provide each Shareholder with a continuing opportunity to redeem his Shares at their NAV. However, for the reasons described below, the Board of Trustees recommends, as it has in the past, that Shareholders vote against this proposal, which will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the outstanding Shares.

    At meetings on December 10, 2002 and February 11, 2003, the Board of Trustees of the Trust reviewed, as it has in the past, information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Trust's performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, the possible effects of conversion on the Trust and alternatives to conversion. At its meeting on February 11, 2003, the Board, including a majority of the trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust, unanimously concluded that it is in the best interests of the Trust and the Shareholders that the Trust remain a closed-end investment company.

    The Board of Trustees and the Adviser continue to believe that conversion to an open-end investment company could adversely affect the functioning of the Trust's investment operations and its investment performance, as described below under 'Effect of Conversion on the Trust -- Portfolio Management.' They also believe that conversion could expose the Trust to the risk of a substantial reduction in its size and a corresponding loss of economies of scale and increase in its expenses as a percentage of NAV, as described below under 'Effect of Conversion on the Trust -- Potential Increase in Expense Ratio and Decrease in Size.'

    In deciding how to recommend that the Shareholders vote on this matter, the Board of Trustees took note of the fact that, since the inception of the Trust in 1989 (although not in recent years), the Shares periodically have traded at a premium above NAV. (See below under 'Differences Between Open-end and Closed-end Investment Companies -- Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium.') The Shares' average annual discount/premium (determined by comparing the Shares' NAV to their closing price on the NYSE on each trading day) by year is as follows:

                                                    DISCOUNT(-)/
YEAR                                                  PREMIUM
----                                              ----------------
1989 (May 12 to December 31)....................          2.71%
1990............................................         -9.47%
1991............................................         -3.28%
1992............................................          4.40%
1993............................................          3.46%
1994............................................          0.75%
1995............................................          1.66%
1996............................................          2.95%
1997............................................        -17.17%
1998............................................        -17.54%
1999............................................        -13.87%
2000............................................        -18.87%
2001............................................        -14.62%
2002............................................        -15.20%
2003 (January 1 to May [  ])....................         -[  ]%

    The Board of Trustees believes that eliminating the possibility of a discount would not justify the fundamental changes that conversion would entail to the Trust's portfolio management and operations, the risk of reduced size and the potential adverse effect on the Trust's investment performance. In order to reduce or eliminate the discount without impairing the Trust's closed-end format and the benefits it derives from that format, the Adviser has sought to increase awareness about the Trust through Shareholder and market communications and meetings with securities analysts and market professionals in the investment community specializing in the closed-end funds sector. While the Adviser's efforts in this respect have not eliminated the Shares' tendency in recent years to trade at a discount to NAV, the Board of Trustees believes that such efforts have had a favorable effect on Shareholder relations by keeping major Shareholders informed concerning the Trust's investment strategies and policies and impressing those Shareholders with the Board's and the Adviser's attentiveness to their concerns, as well as by informing the Board and the Adviser of those Shareholders' views concerning the Trust's management, strategies and policies.

    In addition, the Board of Trustees recognizes that discounts (and possible premiums) are an inherent consequence of the closed-end fund format. Discounts can vary widely over time and a market discount can offer an investment advantage. For example, Shareholders have the opportunity to purchase additional Shares in the market at the discounted price when the Shares trade below their NAV. Shareholders who make such purchases could benefit in circumstances in which the gap between the NAV and the market price of the Shares shrinks after they make their purchases, especially when the NAV is also increasing as a result of increases in the value of the Trust's investments. The Shares' NAV at the end of each week is published in compilations of such information for all closed-end funds in publications such as The Wall Street Journal, The New York Times and Barron's; the daily NAV at the close of the preceding trading day in Taiwan can be obtained by calling the Trust at 1-800-343-9567 or by accessing the Trust's website at www.roctaiwanfund.com.

    The Board of Trustees also has considered from time to time various alternative measures that could be adopted for the purpose of seeking to reduce the discount to NAV at which the Shares have traded. In 1991 the Board of Trustees authorized a periodic share repurchase program under Rule 10b-18 under the Securities Exchange Act of 1934, pursuant to which purchases of Shares may be made by the Trust when the Shares trade at a discount to their NAV. Purchases under that program were made during the second half of 1991 and during May through July of 1997, and such purchases could be recommenced at any time after appropriate notice to Shareholders. However, the trustees believe, based upon the Trust's own experience and information that the trustees have reviewed with respect to share repurchase programs implemented by other closed-end funds, that additional purchases of Shares by the Trust pursuant to such a program are unlikely to significantly affect the discount to NAV at which the Shares may otherwise trade. In addition, the trustees believe that the recommendation or adoption of other measures that they have considered (including committing to make periodic tender offers for Shares and the adoption of a managed distribution policy providing for mandatory distributions to Shareholders) is unlikely to have a meaningful long-term effect upon the discount to NAV at which the Shares may otherwise trade. Moreover, any such actions by the Trust could substantially reduce the funds available to the Trust for investment in the Taiwan market, which the trustees believe would be inconsistent with the investment objectives of many Shareholders. Accordingly, although the trustees intend to give further consideration to various measures that might have a favorable impact on any discount to NAV at which the Shares may continue to trade, the Board of Trustees has no current intention to cause the Trust to make any further purchases of Shares or to recommend or adopt any of the other alternative measures that it has considered.

    If this proposal is not approved, the Shares continue to trade at a discount and the average discount is again greater than 10% during a twelve-week period beginning after the date of the Meeting, the Board of Trustees and the Shareholders will have an opportunity to consider again converting the Trust into an open-end investment company. (The Board of Trustees may also decide at any time to present to the Shareholders the question of whether the Trust should be converted to an open-end investment company; however, under the Declaration of Trust such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption.)

    As described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee,' if the Shareholders vote to convert the Trust into an open-end fund, the Board of Trustees may cause the Trust to impose a fee payable to the Trust on all redemptions of up to 0.50% of redemption proceeds for a period of up to nine months from conversion.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

    1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities market at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to May [ ], 2003 the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 31, 1993). The Shares most recently traded at a premium to their NAV on January 30, 1998. On May [ ], 2003, the most recent trading date before the printing of this Proxy Statement, the closing price of a Share on the NYSE was
[    ]% below its NAV. Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in R.O.C. stocks, the Board of Trustees believes that many foreign investors, and particularly foreign individuals, continue to invest in the R.O.C. market through a managed intermediary like the Trust. The full liberalization of the right of foreign investors to invest in Taiwan has been in effect since 1996; however, additional alternatives to the Trust can be expected to develop as vehicles for investment in R.O.C. securities by investors outside the R.O.C., which could have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV.

    By contrast, open-end investment companies in the United States, commonly referred to as mutual funds, issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. (Although this has changed in recent years with the establishment of exchange-traded open-end index funds, it remains true that the vast majority of open-end funds, both in number and total assets, do not offer secondary market trading in their shares.) Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Investment Company Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund's NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor).

    Most mutual funds also continuously issue new shares to investors at a price based upon their shares' NAV at the time of issuance. Accordingly, an open-end fund experiences continuing inflows and outflows of cash and may experience net sales or net redemptions of its shares.

    Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their shares at NAV (less the possible temporary redemption fee discussed below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee'), which would rise or fall based upon the performance of the Trust's investment portfolio. The trading market for the Shares would be eliminated, and with it the discount from NAV at which the Shares have periodically tended to trade on the NYSE. Conversion would also eliminate, however, any possibility that the Shares could trade at a premium over NAV. (See the chart on page 11 for information with regard to the periods during which the Shares have, on the average, traded at a premium to their NAV.)

    2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment manager's investment strategy. The managers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Although many open-end funds operate successfully in this environment, the maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company's ability to achieve its investment objective by limiting its investment flexibility and the scope of its investment opportunities. In addition, open-end investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. However, the Trust currently does not invest in, nor does it anticipate investing in, illiquid securities to any material extent.

    3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are not trading at a premium to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge, and the absence of a secondary trading market generally makes it impossible to acquire such shares in any other way. The Trust most recently raised additional capital in 1995, when it obtained net offering proceeds of approximately $64,000,000 upon the completion of a public offering of additional Shares at a small premium to NAV.

    4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Some investment managers believe that the listing of an investment company on a U.S. stock exchange, particularly the NYSE, represents a valuable asset, especially in terms of attracting non-U.S. investors. Delisting would save the Trust annual NYSE fees of approximately $35,000; but the absence of a stock exchange listing, combined with the need to issue new Shares when investors wish to increase their holdings, would have the effect of requiring the Trust to pay federal and state fees on sales of Shares, except to the extent that the underwriter of such sales paid some or all of such fees. Any net savings or increased cost to the Trust because of the different expenses would not, however, be expected to materially affect the Trust's expense ratio.

    5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of 'load' open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, receives a distribution fee from the fund (called a Rule 12b-1 fee), or both, to compensate it and securities dealers for sales and marketing services (see 'Measures to be Adopted if the Trust Becomes an Open-end
Fund -- Underwriting and Distribution' below). Shares of 'no-load' open-end investment companies are sold at NAV, without a sales charge, with the fund's investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions. Except in the case of shares sold pursuant to a dividend reinvestment plan, when a closed-end fund sells newly issued shares, it typically does so in an underwritten public offering in which an underwriting fee of 5% or more is imposed. Except in the case of a rights offering, such sales can be made only at or above the shares' then applicable NAV after the deduction of such an underwriting fee.

    6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same 'family' of open-end funds at little or no cost to the shareholders. The Trust has engaged in no discussions with any family of funds to become a part of such family, and there can be no assurance that the Trust would be able to make such an arrangement if the Shareholders voted to convert the Trust to an open-end fund. If the requisite majority of the Shareholders approve this proposal, the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service. The Board of Trustees has no current view as to which, if any, Shareholder services it would seek to make available to Shareholders and implement as part of the Trust's joining a family of funds or otherwise.

    7. Leverage. Open-end investment companies are prohibited by the Investment Company Act from issuing 'senior securities' representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks with respect to which there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to a 200% asset coverage test and are not limited to borrowings solely from banks. This greater ability to issue senior securities gives closed-end investment companies more flexibility in 'leveraging' their shareholders' investments than is available to open-end investment companies. This difference is not likely to be of importance with respect to the Trust, however, because the Trust's fundamental investment policies (which may be changed only with Shareholder consent) forbid it to borrow more than 5% of its NAV (a restriction that would continue to apply if the Trust were an open-end fund). Although the Declaration of Trust permits the Board of Trustees to create and issue preferred stock, the trustees have no intention of doing so.

    8. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of its Shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. A provision in the Declaration of Trust provides that, if the Trust were converted to an open-end investment company, the Declaration of Trust could be amended to provide that the Trust would no longer be required to hold annual meetings. However, no vote is being sought on such a proposal at this time. If the Trust were no longer required to hold annual meetings of Shareholders, it would still be required by the Investment Company Act to have periodic meetings to approve certain matters and, under certain circumstances, to elect trustees. (See the discussion below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Effect on the Trust's Declaration of Trust.') The Trust would save the cost of annual meetings, which management estimates to be approximately $50,000 per year; however, these savings would not be expected to materially affect the Trust's expense ratio.

    9. Reinvestment of Dividends and Distributions. Like the plans of many other closed-end funds, the Trust's Dividend Reinvestment Plan (the 'Plan') permits Shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Trust converted to an open-end investment company. Currently, if the Shares are trading at a discount, the agent for the Plan will attempt to buy as many of the Shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting Shareholder to benefit by purchasing additional Shares at a discount, and this buying activity may tend to lessen any discount. If Shares are trading at a premium, reinvesting Shareholders are issued Shares at the higher of NAV and 95% of the market price. As an open-end investment company, all dividends and distributions would be reinvested at NAV unless Shareholders elected to receive their dividends and distributions in cash.

    10. Capital Gains. The treatment of capital gains required under the Internal Revenue Code (the 'Code') may be disadvantageous to non-redeeming stockholders of an open-end fund. Although the fund's manager may be able to sell portfolio securities at a price that does not reflect a taxable gain in order to raise cash to satisfy redeeming stockholders, a mutual fund that is required to sell portfolio securities may realize a net capital gain if the fund's basis in the portfolio securities sold is less than the sale price obtained. The Code imposes both an income tax and an excise tax on a regulated investment company's net capital gain (regardless of whether the fund is open-end or closed-end) unless the gain is distributed to all stockholders, including non-redeeming stockholders. Furthermore, in order to make a capital gain distribution, a fund may need to sell additional portfolio securities, thereby reducing further its size and, possibly, creating additional capital gain. While, as noted, taxes on such gains are also imposed on closed-end funds, a closed-end fund does not face the possible need to sell appreciated securities in order to raise funds to meet redemption requests.

EFFECT OF CONVERSION ON THE TRUST

    In addition to the inherent characteristics of open-end investment companies described above, the Trust's conversion to an open-end investment company would potentially have the consequences described below.

    1. Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Although the data on the subject are unclear, some observers believe that open-end funds tend to have larger net sales near market highs and larger net redemptions near market lows. To the extent that this is true, if the Trust were to convert to an open-end investment company, the Adviser might be faced with a need to invest new monies near market highs and to sell portfolio securities in a falling market when it might otherwise wish to invest. Because the Trust is a closed-end fund, however, the Adviser currently is not required to invest new monies or liquidate portfolio holdings at what may be inopportune times, and can manage the Trust's portfolio with a primary emphasis on long-term considerations.

    The Board of Trustees also believes that the closed-end format is better suited than the open-end format to the Trust's investment objective of achieving long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Board of Trustees believes that, notwithstanding developments in Taiwan that have had the effect of liberalizing restrictions on investment by foreign investors in the Taiwan securities market, investor psychology towards Taiwan remains susceptible of rapid and extreme swings that would be likely to have a material and unpredictable impact on inflows and outflows from the Trust if it were to become an open-end fund. The Board of Trustees believes that the Adviser can better pursue the Trust's long-term investment objective without short-term pressures to invest new monies or liquidate portfolio holdings at times when the Adviser's investment style would dictate doing otherwise. Furthermore, the Board of Trustees believes that a need for the Trust to maintain some level of cash reserves to fund redemptions could restrict the Trust's ability to remain fully invested in equity securities in circumstances in which the Adviser otherwise thought it advantageous to be so invested.

    2. Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Trust suffering substantial redemptions of Shares, particularly in the period immediately following the conversion, although the potential temporary redemption fee of up to 0.50% described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund' might reduce the number of initial redemptions that would otherwise occur. Unless the Trust's principal underwriter, if any, were able to generate sales of new Shares sufficient to offset these redemptions or the performance of the Trust's investments was sufficiently favorable to offset net redemptions, the size of the Trust would be expected to shrink. (See 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution.') Because certain of the Trust's operating expenses are fixed and others (including the fees paid by the Trust to the Adviser) decline as a percentage of the Trust's NAV as the NAV increases, a decrease in the Trust's asset size would likely increase the ratio of its operating expenses to its income and net assets and, as a result, decrease the Trust's net income per Share. Such a decrease in size would also result in a reduction in the amount of fees paid by the Trust to the Adviser and could result in a decision by the Board of Trustees to terminate and liquidate the Trust (or by the Adviser not to continue to act as such) if the amount of the Trust's assets were reduced such that it was no longer considered economically feasible for the Trust to continue to carry on business.

    3. Continuous Public Offering Costs. In addition, the Trust might be required to engage in a continuous public offering intended, at a minimum, to offset redemptions. A continuous public offering of the Shares would require the Trust to maintain current registrations under federal and state securities laws and regulations, which would involve additional costs. See 'Differences Between Open-end and Closed-end Investment Companies -- Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales' above.

    4. Possible Sales of Portfolio Securities. If the Trust were to experience substantial redemptions of Shares following its conversion to an open-end investment company, it would probably not have sufficient cash reserves to fund such redemptions and therefore could be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any net gains resulting from sales of portfolio securities effected to fund cash redemption obligations would normally be distributed to all Shareholders, thereby further reducing the size of the Trust, and would be taxable to them. See 'Differences Between Open-end and Closed-end Investment Companies -- Capital Gains' above.

    5. Conversion Costs. The process of converting the Trust to an open-end investment company would involve legal and other expenses to the Trust, including the preparation of a registration statement under the Securities Act of 1933 (see 'Measures to be Adopted if the Trust Becomes an Open-end
Fund -- Timing' below) and the payment of necessary fees with respect to such registration statement and the sale of Shares in various states. The Board of Trustees has been advised that these conversion expenses, which would be paid by the Trust and would result in a one-time increase in the Trust's current expense ratio, could be expected to total at least $150,000. Because the Trust is unable to determine at this time the actual costs that would be involved, it is possible that the conversion expenses would be substantially higher.

MEASURES TO BE ADOPTED IF THE TRUST BECOMES AN OPEN-END FUND

    If the Shareholders voted to convert the Trust to an open-end fund, the Board of Trustees may take the following actions.

    1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following conversion (thereby reducing any disruption of the Trust's normal portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of up to nine months following the Trust's conversion to an open-end investment company, the Board of Trustees may decide that the Trust should impose a fee, to be retained by the Trust, of up to 0.50% of the redemption proceeds payable by the Trust on all redemptions. While not required, such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status.

    2. Underwriting and Distribution. If the Shareholders voted to convert the Trust to an open-end investment company, the Board would consider whether to select a principal underwriter of the Shares. The Shares could be offered and sold directly by the Trust itself, and by any other broker-dealers who enter into selling agreements with the principal underwriter. The Trust has engaged in no discussions with prospective principal underwriters, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Trustees reserves the right to cause the Trust to enter into an underwriting agreement with a principal underwriter in such form and subject to such conditions as the Board of Trustees deems desirable. If a principal underwriter were selected, there could be no assurance that any such broker-dealer firms would be able to generate sufficient sales of Shares to offset redemptions, particularly in the initial months following conversion.

    3. Effect on the Trust's Declaration of Trust. The Declaration of Trust provides that, if the Shareholders voted to change the Trust's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, provisions in the Declaration of Trust (set forth in Exhibit A to this Proxy Statement) would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of the Shareholders. In addition, the Declaration of Trust provides that if the Trust becomes an open-end fund and is no longer required by stock exchange rules to hold annual meetings for the election of trustees, the Board of Trustees may submit a proposal, which may be adopted by vote of a majority of the Trust's outstanding Shares, that the Trust cease to hold annual meetings of its Shareholders and that it eliminate its staggered Board of Trustees. These actions would have the consequence of requiring Shareholders' meetings to be held only when required by the Investment Company Act, either for the election of trustees (if a majority of the trustees in office were not elected by the Shareholders) or to approve specific matters in accordance with the Investment Company Act's requirements.

    4. Timing. If the Shareholders voted to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Shares and the negotiation and execution of a new or amended agreement with the Trust's transfer agent. It is anticipated that such conversion would become effective no later than December 31, 2003 and that the discount, if any, at which the Shares trade in relation to their NAV would be reduced in anticipation of the ability to redeem Shares at NAV upon the completion of the conversion. The provisions of the Declaration of Trust set forth in Exhibit A would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act of 1933. If, as noted immediately above in 'Effect on the Trust's Declaration of Trust,' the Board of Trustees submitted, and Shareholders approved, a proposal that the Trust no longer hold annual meetings of Shareholders after becoming an open-end fund, the attendant savings in the cost of holding such meetings (see 'Differences Between Open-end and Closed-end Investment Companies -- Annual Shareholders Meetings') would accrue in the years following such approval.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY INTO AN OPEN-END INVESTMENT COMPANY. THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL, IN THE ABSENCE OF CONTRARY INSTRUCTIONS, VOTE ALL PROXIES AGAINST THIS PROPOSAL.

                                 MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers or employees of the Adviser. The Trust has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $25,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by MacKenzie Partners, Inc. in person, by telephone or by facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

    THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT FEBRUARY 26, 2003 TO SHAREHOLDERS OF RECORD ON FEBRUARY 11, 2003. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST AT C/O CITIGATE FINANCIAL INTELLIGENCE, 62 WEST 45TH STREET, 4TH FLOOR, NEW YORK, NEW YORK 10036 TO REQUEST THE REPORT.

    In the event that a quorum is not obtained for the transaction of business at the Meeting by June 24, 2002, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment if it is required. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the knowledge of the Trust, certain individuals or organizations reported below, which during 2002 were 'affiliated persons' (as defined in the Investment Company Act) of the Adviser, did not make timely filings, or failed to make filings, required during or with respect to 2002 by rules of the United States Securities and Exchange Commission pursuant to Section 30(h) of the Investment Company Act, with respect to holdings of, or transactions during 2002 or prior years in, Shares. The Kuomintang, which controls Central Investment Holding Co., Ltd. ('CIHC') and Asia Pacific

Holdings Corp. ('Asia Pacific'), affiliated persons of the Adviser, indirectly controls 24.24% of the Adviser's outstanding voting securities, but has failed to make any filings on Forms 3, 4 or 5. However, CIHC and Asia Pacific did make timely filings (or have provided statements in lieu of required filings). In addition, if CIHC, Asia Pacific and the Kuomintang are deemed to be controlling persons of the Adviser, then persons controlled by CIHC, Asia Pacific or the Kuomintang would be required to file statements on Forms 3, 4 and 5 with respect to ownership of, or transactions in, Shares. No such persons have made any such filings. Mega Financial Holding Company Ltd. ('Mega') failed to make a timely filing on Form 3 upon becoming an affiliated person of the Adviser through its acquisition of control of ICBC, an affiliated person of the Adviser. Mega subsequently made the required filing and has advised the Trust that it did not engage in any transactions concerning the Shares since becoming an affiliated person of the Adviser and, therefore, was not required to make any filings on Form 4. However, ICBC did make timely filings (or has provided a statement in lieu of required filings). Finally, during 2002 Messrs. David W.H. Chang, Gwo-Chi Li and Yi-Kuei Chen, directors of the Adviser, and Pedro-Pablo Kuczynski and Alex Hammond-Chambers, trustees of the Trust, failed to make timely filings on Form 3 upon their assumption of such positions. Each of Messrs. Chang, Li, Chen, Kuczynski and Hammond-Chambers subsequently made the required filings, and each has advised the Trust that he did not engage in any transactions during 2002 concerning the Shares since his appointment and, therefore, was not required to make any filings on Form 4 in 2002.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

    Any proposal by a Shareholder intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Trust at c/o Citigate Financial Intelligence, 62 West 45th Street, 4th Floor, New York, New York 10036 not later
than [            ], 2004. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the United States Securities and Exchange Commission; but a Shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust's 2004 Annual Meeting. Any nomination by a Shareholder of a person to stand for election as a trustee at the 2004 Annual Meeting of Shareholders must be received by the Trust at c/o Secretary, The R.O.C. Taiwan Fund, 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China not later than
[          ], 2004.

                                              BY ORDER OF THE BOARD OF TRUSTEES

                                              Peggy Chen
                                              Secretary

May [  ], 2003

                                                                       EXHIBIT A

                 ARTICLE X OF THE TRUST'S DECLARATION OF TRUST

                                  REDEMPTIONS

    In the event that the Shareholders of the Trust vote to convert the Trust from a 'Closed-end company' to an 'Open-end company'. . . , the following provisions shall, upon the effectiveness of such conversion, become effective:

        SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust's effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

        SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section
    10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder's account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

                                   Appendix I


                                  DETACH HERE                             ZRTAI2

                             THE R.O.C. TAIWAN FUND

           This Proxy is Solicited on Behalf of the Board of Trustees

                         Annual Meeting of Shareholders
                                 June 24, 2003

The undersigned hereby appoints Michael Ding and Peggy Chen, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The R.O.C. Taiwan Fund (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 24, 2003 at 9:30 a.m., New York City time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

THE R.O.C. TAIWAN FUND
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                                      DETACH HERE                         ZRTAI1

-----   Please mark
  X     votes as in
-----   this example.

--------------------------------------------------------------------------------
                             THE R.O.C. TAIWAN FUND
--------------------------------------------------------------------------------

1. The election of three Trustees, Messrs. Collins, Hammond-Chambers and Tung, to serve for a term expiring on the date of the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof.

Nominees: (01) Edward B. Collins, (02) Alex Hammond-Chambers and
          (03) Cheng-Cheng Tung.

               FOR     ------          -----     WITHHELD
               ALL                               FROM ALL
             NOMINEES  ------          -----     NOMINEES

              -----

              -----  _______________________________________________
                For all nominees EXCEPT the nominee(s) written above



2.   Conversion of the Trust from a closed-end         FOR     AGAINST  ABSTAIN
     investment company into an open-end investment ----- ----- ----- company and certain related matters.
                                                       -----     -----    -----

Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR all nominees referred to in Item 1 and AGAINST the proposition referred to in
Item 2.

            Please sign and return promptly in the enclosed envelope.
             No postage is required if mailed in the United States.

Mark box at right if you have noted an address change or comments on      -----
the reverse side of this card.
                                                                          -----
Please be sure to sign and date this Proxy.


Signature: ______________ Date:_________ Signature: _____________ Date:_________